STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

      Supplement to Statement of Additional Information dated March 1, 1999

A new sub-caption is added as the last paragraph under the caption "HOW TO SELL SHARES" as follows:

Fast Cash (Classes A, B, C and Z only). As a convenience to investors, a shareholder is automatically eligible to redeem up to $100,000 from the shareholder's account in a 30-day period and have it mailed to the shareholder's address of record. This service is not available within 30 days of an address change. Shareholders wishing to avail themselves of this service, should complete the appropriate section of the Application.


MG--39/272H-0699                                                   June 14, 1999